                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: April 16, 2001


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
         --------------------------------------------------------------
                  (Originator of the Trust referred to herein)


                     CHASE MANHATTAN AUTO OWNER TRUST 1996-C
        ----------------------------------------------------------------
                                    (Issuer)
           (Exact name of the registrant as specified in its charter)


       United States                    333-7575                 22-2382028
----------------------------     ------------------------   --------------------
(State or other jurisdiction     (Commission File Number)   (IRS Employer
of incorporation)                                           Identification No.)


              200 White Clay Center Drive, Newark, DE              19711-5466
              ---------------------------------------------       ------------
              (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (302) 575-5000

Item 5.  Other Events:

         Chase Manhattan Auto Owner Trust 1996-C is the issuer of 4 classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of December 1, 1996, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association ("Chase USA"), as seller and as servicer, and Chase Manhattan Auto Owner Trust 1996-C, as issuer.

         On April 16, 2001, Chase USA, as servicer, distributed monthly interest to the holders of the notes and certificates. Chase USA furnished a copy of the monthly statement to certificateholders for the series as required by the Sale and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1              Monthly statement to certificateholders
                                      with respect to the April 16, 2001
                                      distribution.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 27, 2001

                             By: CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                                   as Servicer


                             By: /s/ Patricia Garvey
                                 -----------------------------------
                                 Name: Patricia Garvey
                                 Title: Vice President

                             INDEX TO EXHIBITS


Exhibit No.                     Description
---------------                 -----------
20.1                            Statement to Certificateholders dated April 16,
                                  2001 delivered pursuant to Section 5.8 of the Sale and Servicing Agreement dated as of December 1, 1996.